UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

☐
Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

GLOBAL NET LEASE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

650 Fifth Avenue, 30th Floor
New York, New York 10019
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 19, 2022
February 25, 2022
To the Stockholders of Global Net Lease, Inc.:
I am pleased to invite our stockholders to the 2022 Annual Meeting of Stockholders (“Annual Meeting”) of Global Net Lease, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Tuesday, April 19, 2022. The Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live webcast. You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via the live webcast by visiting www.virtualshareholdermeeting.com/GNL2022.
At the Annual Meeting, you will be asked to consider and vote upon (1) the election of three members of the Board of Directors to serve until the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and until their successors are duly elected and qualify, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, and (3) the transaction of such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof. Our Board of Directors has fixed the close of business on February 22, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of the Company’s common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. The Company makes proxy materials available to our stockholders on the Internet. The Company is relying on Securities and Exchange Commission rules that allow the Company to furnish proxy materials to you via the Internet. Unless you have already requested to receive a printed set of proxy materials, you will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you.
You can access proxy materials at www.proxyvote.com/GNL. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, and to be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/GNL2022, you must have the control number that appears on the materials sent to you. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.

You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person via webcast or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
By Order of the Board of Directors,
/s/ Christopher J. Masterson

Christopher J. Masterson
Chief Financial Officer, Treasurer and Secretary

GLOBAL NET LEASE, INC.

i

ii

650 Fifth Avenue, 30th Floor
New York, New York 10019
PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of Global Net Lease, Inc., a Maryland corporation (the “Company”), for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment thereof, and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2021 (our “2021 10-K”). References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 650 Fifth Avenue, 30th Floor, New York, New York 10019. This Proxy Statement, the proxy card, the Notice of Annual Meeting and our 2021 10-K have been made available to you on the Internet. Mailing to our stockholders of a Notice Regarding the Internet Availability of Proxy Materials is expected to commence on or about February 25, 2022. Additional copies of this Proxy Statement and our 2021 10-K will be furnished to you, without charge, by writing us at Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations or emailing us at investorrelations@ar-global.com.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to be Held on April 19, 2022
This Proxy Statement, the Notice of Annual Meeting and our 2021 10-K are available at:
www.proxyvote.com/GNL

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
Why did you send me a Notice Regarding the Internet Availability of Proxy Materials?

A:
We have made this Proxy Statement, the Notice of Annual Meeting and our 2021 10-K available to you on the Internet or, upon your request, have delivered or will deliver printed versions of these proxy materials to you by mail because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. You can access this Proxy Statement and the other proxy materials at www.proxyvote.com/GNL. We are relying on SEC rules that allow us to furnish proxy materials to you via the Internet. You have received or will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you. You may authorize your proxy via the Internet or by telephone by following the instructions on that website.

Q:
Can I vote my shares by filling out and returning the Notice Regarding the Internet Availability of Proxy Materials?

A:
No. The Notice Regarding the Internet Availability of Proxy Materials you received in the mail identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking this Notice and returning it. This Notice provides instructions on how to authorize your proxy by Internet or by telephone, by requesting and returning a paper proxy card, or by submitting your vote during the virtual meeting within the online portal.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing James P. Nelson and Christopher J. Masterson, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at the Annual Meeting.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Tuesday, April 19, 2022 commencing at 2:00 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and can be accessed online at www.virtualshareholdermeeting.com/GNL2022. There is no physical location for the Annual Meeting. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form. At the Annual Meeting you will be allowed to vote your shares within the online portal, as well as submit questions. The online portal will open 15 minutes before the beginning of the Annual Meeting. In the event of any technical disruptions or connectivity issues during the course of the Annual Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide updates.

Q:
How can I ask questions during the Annual Meeting?

A:
You may submit a question during the Annual Meeting using the “Ask A Question” box on the left-hand side of your screen. Enter your question in the box and hit the “SUBMIT” button to submit it. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting will be included in the rules of conduct that will be available on the Annual Meeting website.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to:

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elect Lee M. Elman and P. Sue Perrotty as Class II directors to serve until our 2025 Annual Meeting and until their successors are duly elected and qualify;

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ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

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consider and act on such matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Common Stock at the close of business on February 22, 2022 (the “record date”), or holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. Every stockholder is entitled to one vote for each share of Common Stock held on the record date.

Q:
How many shares of Common Stock are outstanding?

A:
As of the record date, 103,900,452 shares of our Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of our shares of our Common Stock outstanding on the record date are present at the Annual Meeting, either in person via webcast or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present.

Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters which the New York Stock Exchange (“NYSE”) rules determine to be “non-routine,” without specific instructions from the beneficial owner. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted at the Annual Meeting in connection with the any of the proposals except for the proposal to ratify the appointment of PwC, which is a “routine” matter for purposes of broker discretionary authority. Even without these instructions, the shares of beneficial owners will be treated as present for the purpose of establishing a quorum if the broker votes shares on the proposal to ratify the appointment of PwC.

Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends a vote of:

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“FOR” the election of Lee M. Elman and P. Sue Perrotty as Class II directors; and

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“FOR” the ratification of the appointment of PwC.

Q:
How do I vote?

A:
Stockholders can vote in person at the meeting via webcast or by proxy. Stockholders have the following three options for submitting their votes by proxy:

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via the Internet at www.proxyvote.com/GNL;

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by telephone, for automated voting (800) 690-6903 at any time prior to 11:59 p.m. on April 18, 2022, and follow the instructions provided on the proxy card; or

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if you requested a printed set of proxy materials, by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, since it is quick, convenient and provides a cost savings to us. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your proxy authorization to arrive late and, therefore, not have your vote be counted. For further instructions on voting, see the Notice Regarding the Internet Availability of Proxy Materials.
If you elect to attend the Annual Meeting, you can submit your vote during the virtual meeting within the online portal, and any previous proxy that you authorized, whether by Internet, telephone or mail, will be superseded. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form.
If you return your signed proxy, your shares will be voted as you instruct. If you do not provide instructions, unless you later instruct otherwise, your shares of Common Stock will be voted “FOR” the election of Lee M. Elman and P. Sue Perrotty as Class II directors, and “FOR” the ratification of the appointment of PwC. With respect to any other proposals to be voted on, your shares of Common Stock will be voted in the discretion of Mr. Nelson and Mr. Masterson, or either of them.
Q:
How do I vote if I hold my shares in “street name”?

A:
If your shares are held by your bank, broker or other nominee as your nominee (in “street name”), you should receive a voting instruction form in paper, or electronic means to provide instructions, from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your broker holds your shares of Common Stock in street name, your broker will vote your shares on “non-routine” proposals only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker. Of the proposals expected to come before the Annual Meeting, only ratification of the appointment of PwC is considered a “routine” matter. The other proposals are “non-routine” matters, and, without your instruction, your broker cannot vote your shares on those proposals.

Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the meeting by:

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notifying Mr. Masterson, our Secretary, in writing;

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attending the meeting and voting in person via webcast;

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returning another proxy card dated after your first or prior proxy card, if we receive it before the Annual Meeting date; or

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authorizing a new proxy via the Internet or by telephone to vote your shares.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.
Q:
Will my vote make a difference?

A:
Yes. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements for the proposals?

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Proposal No. 1 — Election of Directors.   There is no cumulative voting in the election of our directors. The election of each of our nominees for director requires the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of this proposal, broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
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Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm. This proposal requires the affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Q:
How will proxies be voted?

A:
Shares of Common Stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted (1) “FOR” the election of Lee M. Elman and P. Sue Perrotty as Class II directors to serve until our 2025 Annual Meeting and until their successors are duly elected and qualify, and (2) “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting or any postponement or adjournment thereof other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in their discretion.
Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Annual Meeting, a submitted proxy gives authority to Mr. Nelson and Mr. Masterson, and each of them, to vote on such matters in accordance with their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders wishing to nominate a person as a director or presenting any other business for consideration at our 2023 annual meeting of stockholders (the “2023 Annual Meeting”) may do so by following the procedures prescribed in our bylaws and, in the case of proposals within the scope of Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), by following the procedures specified by that rule. To be eligible for presentation to and action by the stockholders at the 2023 Annual Meeting under our bylaws, director nominations and other stockholder proposals must be received by our secretary no earlier than September 28, 2022 and no later than 5:00 p.m. Eastern Time on October 28, 2022. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. To be eligible for inclusion in our proxy statement for the 2023 Annual Meeting under Rule 14a-8 under the Exchange Act, stockholder proposals must comply with Rule 14a-8 and be received at our principal executive offices no later than October 28, 2022. Proposals should be sent via registered, certified or express mail to: Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. For additional information, see “Stockholder Proposals for the 2023 Annual Meeting.”

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting these proxies. We have engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to, among other things, assist us in distributing proxy materials and soliciting proxies. We expect to pay Broadridge aggregate fees of approximately $22,500 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including distributing proxy materials; disseminating brokers’ search cards; distributing proxy materials; operating online and telephone voting systems; and receiving of executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, Global Net Lease Advisors, LLC (the “Advisor”), may also solicit proxies on our behalf in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate, for which they will not receive any additional compensation.
Q:
Is this Proxy Statement the only way that proxies are being solicited?

A:
No. In addition to our mailing proxy solicitation material, our directors and officers and employees of Broadridge and affiliates of the Advisor may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

Q:
Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/GNL.

You can request a paper or electronic copy of the proxy materials, free of charge:
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via Internet, at www.proxyvote.com/GNL;

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via telephone, at (800) 579-1639; or

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via e-mail, at sendmaterial@proxyvote.com.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
Q:
What does it mean if I receive more than one proxy card or voting instruction form?

A:
Some of your shares of Common Stock may be registered differently or held in a different account. You should vote the shares in each of your accounts by one of the methods described herein. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares of Common Stock are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (866) 902-0063. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

Q:
What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, notices or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our 2021 10-K, this Proxy Statement or a Notice Regarding the Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or by mailing a request to Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor

Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.
Q:
Whom should I call with other questions?

A:
If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this Proxy Statement, our 2021 10-K or any documents relating to any of our future stockholder meetings, please contact: Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations, Telephone: (866) 902-0063, E-mail: investorrelations@ar-global.com, website: www.globalnetlease.com.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The Board of Directors is responsible for monitoring and supervising the performance of our Advisor. In accordance with our charter, our Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of their election and until their successor is duly elected and qualifies. At the Annual Meeting, two Class II directors will be elected to serve until our 2025 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), or more than 15. The number of directors on the Board is currently fixed at seven, of which five are independent.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about Lee M. Elman and P. Sue Perrotty, our Class II directors with terms expiring at the Annual Meeting (who are also nominees for election as Class II directors at the Annual Meeting), for each of the continuing members of our Board and for each of our executive officers:
Directors with Terms expiring at the Annual Meeting/Nominees	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Lee M. Elman	II	85	Independent Director, Conflicts Committee Chair	2016	2022	2025
P. Sue Perrotty	II	68	Non-Executive Chair, Nominating and Corporate Governance Committee Chair	2015	2022	2025
Continuing Directors
M. Therese Antone	I	82	Independent Director, Audit Committee Chair	2020	2024	—
James L. Nelson	III	72	Director, Chief Executive Officer and President	2017	2023	—
Edward G. Rendell	I	78	Independent Director, Compensation Committee Chair	2012	2024	—
Edward M. Weil, Jr.	III	54	Director	2017	2023	—
Abby M. Wenzel	I	61	Independent Director	2012	2024	—
Executive Officers (not listed above)
Christopher J. Masterson	N/A	39	Chief Financial Officer, Treasurer and Secretary	N/A	N/A	N/A
Nominees for Class II Directors
Lee M. Elman
Lee M. Elman has served as an independent director of the Company since December 2016 and is a Class II director. Mr. Elman has served as our conflicts committee chair since March 2017. Mr. Elman has served as an independent director of Healthcare Trust, Inc. (“HTI”) since December 2016 and as an independent director of New York City REIT, Inc. (“NYC”) since February 2016. Mr. Elman previously served as an independent director of American Realty Capital Global Trust II, Inc. (“Global II”) from April 2015 until the close of our merger with Global II in December 2016.
Since 1979, Mr. Elman has served as president of Elman Investors, Inc., an international real estate investment banking firm which he also founded. He is also a partner of Elman Ventures, an organization which is advisor to, and partner with, various foreign investors in United States real estate ventures. He has over 40 years of real estate experience, including as an investing principal, a real estate investment banker, and an investment advisor for both U.S. and foreign investors. As president of Elman Investors, Inc., Mr. Elman has negotiated the acquisition of properties in the United States, Europe and Latin America; and presently serves as a general partner in numerous real estate partnerships. Mr. Elman holds a J.D. from Yale Law School and a B.A. from Princeton University’s Woodrow Wilson School of Public and International Affairs.
Our Board of Directors believes that Mr. Elman’s experience as a director, executive officer and general partner of multiple companies make him well qualified to serve as a member of our Board of Directors.
P. Sue Perrotty
P. Sue Perrotty has served as non-executive chair and independent director of the Company since March 2015 and is a Class II director. Mr. Perrotty served as our audit committee chair from July 2017 to March 2020, and as our nominating and corporate governance committee chair since March 2015. Ms. Perrotty also serves as a member of the board of Tower Health, a regional, integrated healthcare provider/payer system, since July 2019, as its interim president and chief executive officer from February 2021 to August 2021, and as its president and chief executive officer since September 2021.
Ms. Perrotty served as chair of the audit committee of New York REIT, Inc. from December 2014 to June 2017 and a member of the board of NYRT from September 2014 until November 2018, when New York REIT, Inc. ceased to be listed on the NYSE and converted into New York REIT Liquidating LLC. Ms. Perrotty then served as an independent member of the board of managers of New York REIT Liquidating LLC until July 2020. Previously, she has served as an independent director of American Realty Capital Healthcare Trust III, Inc. (“HT III”) from August 2014, including as its audit committee chair from December 2014, until HT III’s liquidation and dissolution in March 2019 and as an independent director of Axar Acquisition Corp. (formerly known as AR Capital Acquisition Corp.) from October 2014 until its liquidation and dissolution in October 2017. Ms. Perrotty has served as president and chief executive officer of AFM Financial Services in Cranford, New Jersey since April 2011. Ms. Perrotty also has been an investor and advisor to several small businesses and entrepreneurs in varying stages of development since August 2008. Ms. Perrotty served in the administration of Governor Edward G. Rendell as chief of staff to First Lady, Judge Marjorie Rendell from November 2002 through August 2008. Ms. Perrotty also serves as vice chair of the Berks County Community Foundation and as development chair for the Girls Scouts of Eastern PA Board. Ms. Perrotty is a graduate of Albright College with a Bachelor of Science degree in Economics and was also awarded an Honorary Doctor of Laws degree from Albright College in 2010.
Our Board of Directors believes that Ms. Perrotty’s experience as a director and executive officer of multiple companies, as well as her other business experience, make her well qualified to serve as a member of our Board of Directors.
Continuing Directors
M. Therese Antone
M. Therese Antone has served as an independent director of the Company and as audit committee chair since March 2020 and is a Class I director. She currently serves as a member of the board of trustees of Davis Educational Foundation, a commissioner of the Rhode Island Ethics Commission, a member of the board of Holy Spirit University in Kaslik, Lebanon, a member of the board and treasurer of Newport Restoration Foundation, and a member of the board of trustees of Newport Hospital Foundation. Since March 2021, she has served as an independent director and a member of the audit committee of G&P Acquisition Corp., a special purpose acquisition company sponsored by affiliates of the Advisor with units listed on the NYSE.
Dr. Antone previously served as a member of the board and compensation committee of Mercy Investment Services from January 2011 to December 2021, and as a commissioner of the Rhode Island Ethics Commission from January 2015 to December 2021. She has also previously served on the boards of many institutions and organizations, primarily in the education sector but also in the financial services sector. Dr. Antone has served as Chancellor at Salve Regina University since 2009, and her career at Salve Regina included tenure as a professor of mathematics and management and executive vice president for corporate affairs and advancement. Dr. Antone holds a Doctor of Education from Harvard University with emphasis in administration, planning and social policy. She holds a Master of Arts in mathematics from Villanova University and completed the international senior executive program at MIT’s Sloan School of Management.

Our Board of Directors believes that Dr. Antone’s experience as a director of the institutions and organizations described above, as well as her prior business experience make her well-qualified to serve on the Board.
James L. Nelson
James L. Nelson has served as chief executive officer and president of the Company since August 2017 and is a Class III director, prior to which he served as an independent director of the Company beginning in March 2017. Mr. Nelson has also served as chief executive officer of the Advisor and Global Net Lease Properties, LLC (the “Property Manager”) since August 2017. Mr. Nelson also currently serves as an independent director and chair of the audit committee of Chewy, Inc., a position he has held since July 2021. In addition, Mr. Nelson serves as an independent director and member of the audit committee of Xerox Holdings Corporation, a position he has held since May 2021. Mr. Nelson also served as an independent director and chairman of the audit committee for Roman DBDR Tech Acquisition Corp., a special purpose acquisition company, with a focus on companies in the technology, media and telecom industries from December 2020 to December 2021.
From March 2019 until October 2020, Mr. Nelson served as a director and member of the audit committee of Caesars Entertainment Corporation, and, from April 2014 until January 2021, he was a director of Herbalife Nutrition Ltd. Mr. Nelson has also served as a director of multiple other companies including: Icahn Enterprises G.P., Inc., the general partner of Icahn Enterprises L.P., from June 2001 to March 2019 where he also served on the audit committee; IEH Auto Parts LLC from June 2015 to March 2019; NYRT from November 2015 to June 2017; and Voltari Corporation from June 2011 through September 2015. Mr. Nelson was chairman and chief executive officer of Eaglescliff Corporation, a specialty investment banking, consulting and wealth management company, from 1986 until 2009, and also served as a chief executive officer and chairman of other businesses during that period, including Orbitex Management, Inc., a financial services company in the mutual fund sector.
Our Board of Directors believes that Mr. Nelson’s experience as a director and executive officer of multiple companies make him well qualified to serve as a member of our Board of Directors.
Edward G. Rendell
Governor Edward G. Rendell has served as an independent director of the Company since March 2012 and is a Class I director. Governor Rendell has served as our compensation committee chair since March 2017. Governor Rendell has served as an independent director of HTI since December 2015, of The Necessity Retail REIT, Inc. (formerly known as American Finance Trust, Inc.) (“RTL”) since February 2017 and of Franklin BSP Lending Corporation (formerly known as Business Development Corporation of America) (“FBLC”) since January 2011. Governor Rendell previously served, an independent director of RCA from October 2012 until the close of RCA’s merger with RTL in February 2017, an independent director of Business Development Corporation of America II (“BDCA II”) from August 2014 until its liquidation and dissolution in September 2016.
Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011 and as the Mayor of Philadelphia from January 1992 through January 2000. Governor Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Governor Rendell has also worked as an attorney in private practice. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.
Our Board of Directors believes that Governor Rendell’s experience as a director of multiple companies, as well as his experience as the chief executive of Pennsylvania and Philadelphia, make him well qualified to serve as a member of our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr. has served as a director of the Company since January 2017 and is a Class III director. Mr. Weil previously served as an executive officer of the Company, the Advisor and the Property

Manager from their respective formations in July 2011, July 2011 and January 2012, until October 2014. Mr. Weil also previously served as a director of the Company from May 2012 until September 2014. Mr. Weil also has been the chief executive officer of AR Global Investments, LLC (“AR Global”) since January 2016 and owns a non-controlling interest in the parent of AR Global. Currently, he also serves in leadership positions at three other REITs advised by affiliates of AR Global: as chairman of the board of directors of Nasdaq-listed RTL and as chief executive officer and president of RTL, the RTL advisor and the RTL property manager since November 2015; as executive chairman of NYSE-listed NYC since November 2015 and as chief executive officer, president and secretary of NYC, the NYC advisor and the NYC property manager since March 2017; and as a director of HTI since October 2016 and as chief executive officer of HTI, the HTI advisor and the HTI property manager since August 2018. He has also been nominated to serve as a director of G&P Acquisition Corp., a special purpose acquisition company sponsored by affiliates of the Advisor that intends to list units on the NYSE.
Mr. Weil previously served in leadership positions at multiple REITs and other entities advised by affiliates of AR Global, including: as chairman, chief executive officer, president of HT III until its liquidation and dissolution in March 2019; as executive chairman of Global II until our merger with Global II in December 2016; as a director of FBLC until November 2016, when FBLC’s external advisor was acquired by Benefit Street Partners, L.L.C.; as chief executive officer, president and chairman of American Realty Capital — Retail Centers of America, Inc. until its merger with RTL in February 2017; as a trustee of American Real Estate Income Fund until its liquidation in August 2016; as a trustee of Realty Capital Income Funds Trust, a family of mutual funds, until its dissolution in January 2017; and as an executive officer and director of American Realty Capital Daily Net Asset Value Trust, Inc. during multiple periods until its dissolution and liquidation in April 2016. Mr. Weil also served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015 and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Mr. Weil also previously served on the board of directors of the Real Estate Investment Securities Association (now known as ADISA) from 2012 to 2014, including as its president in 2013. Mr. Weil attended George Washington University.
Our Board of Directors believes that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate make him well qualified to serve as a member of our Board of Directors.
Abby M. Wenzel
Abby M. Wenzel has served as an independent director of the Company since March 2012 and is a Class I director. Ms. Wenzel has served as an independent director of NYC since March 2014 and as an independent director of Hospitality Investors Trust, Inc. (formerly known as American Realty Capital Hospitality Trust, Inc.) from September 2013 to June 2021. Ms. Wenzel was a shareholder of the law firm of Cozen O’Connor, resident in the New York office, as a member in the Business Law Department, until her retirement in June 2019. From January 2014 through December 2018, Ms. Wenzel served as co-chair of Cozen O’Connor’s Real Estate Group. Ms. Wenzel has extensive experience representing developers, funds and investors in connection with their acquisition, disposition, ownership, use, and financing of real estate. Ms. Wenzel also practiced in the capital markets practice area, focusing on capital markets, finance and sale-leaseback transactions. She also represented commercial banks, investment banks, insurance companies, and other financial institutions, as well as the owners, in connection with permanent, bridge, and construction loans, as well as senior preferred equity investments, interim financings and mezzanine financings. She has also represented lenders in connection with complex multiproperty/multistate corporate sales. Prior to joining Cozen O’Connor, Ms. Wenzel was a partner with Wolf Block LLP, managing partner of its New York office and chair of its structured finance practice from October 1999 until April 2009. Ms. Wenzel currently serves as a trustee on the board of Community Service Society, a 160-year-old institution with a primary focus on identifying and supporting public policy innovations to support the working poor in New York City to realize social, economic, and political opportunities. Ms. Wenzel chairs the audit committee for Community Service Society. Ms. Wenzel also serves as a trustee on the board of The Citizen’s Budget Commission, a nonpartisan, nonprofit civic organization, founded in 1932, whose mission is to achieve constructive change in the finances and services of New York City and New York State government. Ms. Wenzel received her law degree from New York University School of Law and her undergraduate degree from Emory University.
Our Board of Directors believes that Ms. Wenzel’s experience as a director of multiple companies, as well as her experience in leadership positions at law firms and as a practicing attorney, make her well qualified to serve on our Board of Directors.
Executive Officers
James L. Nelson
See “— Continuing Directors — James L. Nelson” for biographical information regarding James L. Nelson, the chief executive officer and president of the Company.
Christopher J. Masterson
Christopher J. Masterson has served as chief financial officer, treasurer and secretary of the Company, the Advisor and the Property Manager since November 2017. Mr. Masterson has also served as the chief financial officer and treasurer of NYC, the NYC advisor and the NYC property manager since September 2019. Mr. Masterson joined AR Global in February 2013 and has served in various roles during his tenure, including as chief accounting officer for the Company, RTL and RCA and as chief financial officer of BDCA Adviser II, LLC, the advisor to BDCA II. From October 2006 to February 2013, Mr. Masterson worked at Goldman Sachs & Co., where he most recently served as a vice president in the Merchant Banking Division Controllers team. From August 2004 until October 2006, Mr. Masterson worked as an auditor at KPMG LLP. Mr. Masterson is a certified public accountant in New York State, and he holds a B.B.A. from the University of Notre Dame and an M.B.A. from New York University.
Information About the Board of Directors and its Committees
The Board of Directors is responsible for overseeing the management of our business and operations. Our current executive officers are employees of affiliates of the Advisor. As of December 31, 2021, we have one employee based in Europe. Our Advisor manages our day-to-day business with the assistance of our Property Manager, and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. The Advisor and the Property Manager are under common control with AR Global. Mr. Weil, one of our directors, is the chief executive officer of AR Global and owns a non-controlling interest in the parent of AR Global. Mr. Nelson, our chief executive officer and president and one of our directors, holds a non-controlling profits interest in the Advisor and the Property Manager.
The Board of Directors held a total of nine meetings and took action by written consent or electronically on 15 occasions during the year ended December 31, 2021. The independent directors of the Board of Directors held a total of three meetings during the year ended December 31, 2021. All directors attended all of the meetings of the Board of Directors and all independent directors attended all of the meetings of independent directors while they were a member of the Board of Directors. All directors attended the 2021 annual meeting of stockholders. Our policy is to encourage all directors to attend our annual meetings of stockholders.
The Board of Directors has a standing audit committee, conflicts committee, compensation committee and nominating and corporate governance committee.
Leadership Structure of the Board of Directors
Ms. Perrotty serves as non-executive chair of the Board. James L. Nelson serves as our chief executive officer and president and is also a member of the Board. As chief executive officer and president of the

Company, the Advisor and the Property Manager, Mr. Nelson is responsible for our operations and business strategy. The Board believes that its leadership structure, which separates the non-executive chair and chief executive officer roles, is appropriate at this time in light of the Company’s business and operating environment. This division of authority and responsibilities also allows our chief executive officer to focus his time on our daily operations. The Board may modify this structure to best address our circumstances for the benefit of our stockholders when appropriate.
We believe that having a majority of independent, experienced directors, including having an independent director serve as our non-executive chair, provides the right leadership structure and corporate governance structure and is best for the Company at this time. Ms. Perrotty, in her capacity as non-executive chair of the Board, presides over any executive sessions of the independent directors. The Company further compensates Ms. Perrotty for serving as non-executive chair in addition to the compensation she receives for other service on the Board.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board of Directors is actively involved in overseeing risk management for the Company through its approval and oversight of property acquisitions, incurrence and assumption of debt and its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee reviews all matters relating to the independence of the members of the Board Directors. The conflicts committee reviews and approves all transactions with related parties, including the Advisor, AR Global or any of their affiliates, and resolving other conflicts of interest. The audit committee oversees management of accounting, financial, legal and regulatory risks. The compensation committee oversees all compensation plans, and, to the extent applicable, other compensation-related matters.
Hedging Policy
The Board of Directors has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of AR Global and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Audit Committee
Our audit committee is comprised of Dr. Antone, Ms. Perrotty, Ms. Wenzel and Mr. Elman, each of whom is “independent” within the meaning of the applicable (1) requirements set forth in the Exchange Act and the applicable SEC rules and (2) listing standards of the NYSE. Dr. Antone is the chair of our audit committee. Our audit committee held six meetings during the year ended December 31, 2021. All members of the audit committee attended all of the meetings while they were members of the audit committee. The audit committee charter is available to any stockholder who sends a request to Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019 or on the Company’s website, www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Audit Committee Charter.” The Board has determined that each of Dr. Antone and Ms. Perrotty is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.
The audit committee, in performing its duties, monitors:
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our financial reporting process;

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the integrity of our financial statements;

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compliance with legal and regulatory requirements;

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the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

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the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2021 is discussed below under the heading “Audit Committee Report.”
Compensation Committee
The compensation committee is comprised of Governor Rendell, Mr. Elman and Ms. Wenzel, each of whom is “independent” within the meaning of the applicable (1) requirements set forth on the Exchange Act and the applicable SEC rules and (2) listing standards of the NYSE. Governor Rendell is the chair of our compensation committee. Our compensation committee held three meetings during the year ended December 31, 2021 and took action by written consent or electronically on four occasions. All members of the compensation committee attended all of the meetings while they were members of the compensation committee. The compensation committee’s charter is available to any stockholder who sends a request to Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The compensation committee charter is also available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Compensation Committee Charter.” In addition, all of the members of our compensation committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act. The principal functions of the compensation committee are to:
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approve and evaluate all compensation plans, policies and programs, if any, as they affect our executive officers;

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review and oversee the Company’s annual process, if any, for evaluating the performance of our executive officers;

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oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock (“restricted shares”), restricted stock units in respect of shares of Common Stock (“RSUs”), dividend equivalent shares and other equity-based awards;

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assist the Board of Directors and the chairman in overseeing the development of executive succession plans, if any; and

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determine from time to time the remuneration for our non-executive directors.

The compensation committee administers our employee and director incentive restricted share plan (the “RSP”), the 2021 Omnibus Incentive Compensation Plan (the “Individual Plan”) and the 2021 Omnibus Advisor Incentive Compensation Plan (the “Advisor Plan” and together with the Individual Plan, the “2021 Equity Plan”), and the award of long-term incentive plan units of limited partnership in our OP (“LTIP Units”) granted to the Advisor pursuant to our multi-year outperformance agreement entered into in July 2021 (the “2021 OPP”). See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders” and “Certain Relationships and Related Transactions — Multi-Year Outperformance Agreements.”
The compensation committee is responsible for approving and administering all grants of awards to our executive officers, including any award of restricted shares that may be recommended by Mr. Weil or the Advisor. In carrying out its responsibilities, our compensation committee may delegate any or all of its responsibilities to a subcommittee or any other person to the extent consistent with our charter, our by-laws, our corporate governance guidelines and any other applicable laws, rules and regulations, including the NYSE rules. See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Compensation Discussion and Analysis” for further information regarding delegations of authority by the compensation committee.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is comprised of Ms. Perrotty, Ms. Wenzel and Governor Rendell, each of whom is “independent” within the meaning of the applicable listing standards of the NYSE. Ms. Perrotty is the chair of our nominating and corporate governance committee. Our nominating and corporate governance committee held three meetings during the year ended December 31,

2021. All members of the nominating and corporate governance committee attended all of the meetings while they were members of the nominating and corporate governance committee. The nominating and corporate governance committee charter is available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Nominating and Corporate Governance Committee Charter.” Our Corporate Governance Guidelines are available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Nominating and Corporate Governance Guidelines.” The nominating and corporate governance committee is responsible for the following:
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providing counsel to the Board of Directors with respect to the organization, function and composition of the Board of Directors and its committees;

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overseeing the self-evaluation of the Board of Directors and, if any, the Board’s evaluation of management;

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periodically reviewing and, if appropriate, recommending to the Board of Directors changes to our corporate governance policies and procedures;

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identifying and recommending to the Board of Directors potential director candidates for nomination; and

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identifying and recommending committee assignments.

In evaluating directors for nomination to the Board and to serve as members of each committee of the Board, the nominating and corporate governance committee takes into account the applicable requirements for members of committees of boards of directors under the Exchange Act and NYSE rules, the Company’s Corporate Governance Guidelines and the charter of the applicable committee and may take into account such other factors or criteria as the nominating and corporate governance committee deems appropriate. For purposes of recommending any nominee, the nominating and corporate governance committee may consider all criteria that it deems appropriate, which may include, without limitation:
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personal and professional integrity, ethics and values;

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experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly held company in today’s business environment;

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experience in the Company’s industry and with relevant social policy concerns;

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experience as a board member of another publicly held company;

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expertise and experience in an area of the Company’s operations;

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diversity of both background and experience;

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practical and mature business judgment, including ability to make independent analytical inquiries;

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the nature of and time involved in a director’s service on other boards or committees; and

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with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the Board.

The nominating and corporate governance committee evaluates each individual nominee in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences. As a result of our commitment to diversity, we were recognized in 2020 and 2021 as a “Gender Balanced Board” in the 50/50 Women on Boards Gender Diversity Index for female representation on our Board of Directors.
The nominating and corporate governance committee has not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders. Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2023 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings.”
Conflicts Committee
Our conflicts committee is comprised of Mr. Elman, Governor Rendell, Ms. Perrotty and Dr. Antone, each of whom is “independent” within the meaning of the applicable listing standards of the NYSE. Mr. Elman currently serves as chair of the conflicts committee. Our conflicts committee held four meetings during the year ended December 31, 2021 and took action by written consent or electronically on two occasions. All members of the conflicts committee attended all of the meetings of the conflicts committee while they were members of the conflicts committee. The conflicts committee charter is available to any stockholder who sends a request to Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The conflicts committee charter is also available on the company’s website, www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Conflicts Committee Charter.”
For all related party transactions, the conflicts committee has the authority to:
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review and evaluate the terms and conditions, and determine the advisability of the transaction;

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negotiate the terms and conditions of the transaction, and, if the conflicts committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

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determine whether the transaction is in the best interests of the Company; and

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recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to the transaction.

The conflicts committee also has the authority to review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the fees and expenses of the Advisor and its affiliates, as well as related matters.
Director Independence
The Board of Directors has currently set the number of directors at seven. As required by the NYSE, a majority of our directors must be “independent.” The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NYSE, the Exchange Act and SEC rules. Based upon information provided by each nominee, the nominating and corporate governance committee and the Board of Directors have each affirmatively determined that each of Dr. Antone, Mr. Elman, Ms. Perrotty, Governor Rendell and Ms. Wenzel has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and is “independent” within the meaning of the applicable listing standards of the NYSE as well as the requirements set forth in the Exchange Act and SEC rules applicable to the committees on which each of them serve.
Familial Relationships
There are no familial relationships between any of our directors and executive officers.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. The Secretary will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website, www.globalnetlease.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation Discussion and Analysis
Overview
We are an externally managed REIT, and we only have one employee based in Europe. We do not employ our named executive officers, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. Our Advisor manages our day-to-day business with the assistance of our Property Manager, and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. We pay the Advisor and the Property Manager certain fees and reimburse them for certain expenses as required by the terms of our agreements with them. For further details regarding our arrangements with the Advisor, the Property Manager and their affiliates, see “Certain Relationships and Related Transactions.”
AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by, or paid to, our named executive officers. Our advisory agreement does not require our named executive officers to dedicate a specific amount of time to fulfilling their obligations or those of the Advisor and its affiliates or specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our named executive officers. While Edward M. Weil, Jr., a member of our Board, may, in his capacity as the chief executive officer of AR Global, play a role in AR Global’s process for determining the compensation earned by, or paid to, our named executive officers by the Advisor or its affiliates, neither our Board nor our compensation committee is involved or consulted with regarding this process. The award of restricted shares to Messrs. Nelson and Masterson during 2020 and 2021 described in more detail below was recommended by the Advisor and approved by the compensation committee.
Expense Reimbursements
Our agreements with the Advisor and the Property Manager do not allow them to be reimbursed by us for compensation paid to individuals who also serve as our executive officers, or the executive officers of the Advisor, the Property Manager or any of their respective affiliates.
Equity Compensation
The compensation committee would be responsible for approving and evaluating all compensation plans, policies and programs affecting our executive officers if we adopt any compensation plans, policies and programs affecting our executive officers in the future. The compensation committee is also responsible for approving and administering all grants of awards under the Individual Plan to our named executive officers.
In November 2019, and February 2022, the compensation committee delegated authority to Mr. Weil to award up to 350,000 and 450,000 restricted shares, respectively to employees of the Advisor or its affiliates who are involved in providing services to the Company (including executive officers) subject to certain limits and restrictions imposed by the compensation committee. The compensation committee remains responsible for approving and administering all grants of awards to our executive officers, including any award of restricted shares recommended by Mr. Weil. In October 2020, we issued 14,300 restricted shares to Mr. Nelson and 12,150 restricted shares to Mr. Masterson as awards under the RSP. In May 2021, we issued 26,225 restricted shares to Mr. Nelson and 20,975 restricted shares to Mr. Masterson as awards under the RSP. Each of the awards were recommended by the Advisor and approved by the compensation committee. These restricted shares will vest in 25% increments on each of the first four anniversaries of September 15, 2020, and May 3, 2021, respectively. Concurrently with the award to Messrs. Nelson and Masterson, we awarded a total of 105,575 restricted shares and 165,925 restricted shares in 2020 and 2021, respectively, to other employees of the Advisor or its affiliates who are involved in providing services to us. The awards had identical vesting terms as the awards to Messrs. Nelson and Masterson and were made pursuant to the same authority delegated by the compensation committee to Mr. Weil. A total of 2,732,515 additional restricted shares may be awarded under the RSP until it expires on April 20,2022. No awards under the RSP or the Individual Plan may be made pursuant to this delegation of authority to anyone who is also a partner, member or equity owner of the parent of the Advisor.
The compensation committee approved, and is responsible for administering, the award of LTIP Units to the Advisor pursuant to the 2018 OPP and the 2021 OPP. See “Certain Relationships and Related Transactions — Multi-Year Outperformance Agreements.” The compensation committee is also responsible for approving and administering all grants of awards under the Advisor Plan to the Advisor.
Advisory Vote on Executive Compensation
Except to the limited extent described herein, we do not have compensation policy or program for our named executive officers compensation. Accordingly, our Board of Directors and compensation committee had not considered a compensation policy or program for our named executive officers of any kind prior to 2020, and the 2021 annual meeting of stockholders was the first year in which we held a non-binding stockholder advisory vote on compensation of our named executive officers and a non-binding stockholder advisory vote on the frequency of the non-binding stockholder advisory vote on compensation of our named executive officers. Notwithstanding the foregoing, at the 2021 annual meeting of stockholders, the non-binding advisory vote on compensation of our named executive officers did not pass. Following the 2021 annual meeting of stockholder, our Board of Directors considered various factors, including the results of the non-binding advisory vote on the frequency of future stockholder advisory votes, in its deliberations, and decided that it was in the best interest of the Company to hold a stockholder advisory vote every three years with respect to the compensation of the Company’s named executive officers. Accordingly, the next stockholder non-binding advisory vote on compensation of our named executive officers will be held at the 2024 annual meeting of stockholders.
Pay Ratio
As described above, we only have one employee based in Europe and the only annual compensation received by our chief executive officer from us is a grant of restricted shares, and this grant does not reflect the salary, bonus and other benefits earned by, or paid to, him, which are determined by AR Global, the parent company of the Advisor. Accordingly, a ratio of the compensation our chief executive officer to our median employee would not be meaningful and has not been included in this Proxy Statement.
Summary Compensation Table
The following table summarizes the annual compensation received by our named executive officers for the fiscal years ended December 31, 2021, 2020 and 2019:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
James L. Nelson, President and Chief Executive Officer	2021	$—	$—	$499,324	$26,220	$525,544
	2020	—	—	248,963	5,720	254,683
	2019	—	—	—	—	—
Christopher J. Masterson, Chief Financial Officer, Treasurer and Secretary	2021	$—	$—	$399,364	$22,506	$421,870
	2020	—	—	211,532	$4,860	$216,392
	2019	—	—	—	—	—

(1)
Value of awards of restricted shares calculated in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in Note 13 to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

(2)
The amount reported as “All Other Compensation” represents the value of dividends and other distributions paid on the restricted shares.

Grants of Plan-Based Awards
The following table sets forth information with respect to the plan-based awards granted during the fiscal year ended December 31, 2021 to our named executive officers.
Name	Grant Date(1)	Committee Approval Date	All Other Stock Awards:
			Number of Shares of Stock (#)	Grant Date Fair Value of Awards($)(2)
James L. Nelson	6/24/21	5/21/21	26,225	$499,324
Christopher J. Masterson	6/24/21	5/21/21	20,975	$399,364

(1)
Restricted shares were issued on June 24, 2021, with vesting in 25% increments on each of the first four anniversaries of May 3, 2021, the date of approval by the compensation committee.

(2)
Value of awards of restricted shares calculated in accordance with FASB ASC Topic 718. On May 21, 2021, the compensation committee approved restricted share grants to Mr. Nelson and Mr. Masterson equal to $500,000 and $400,000, respectively, based on $19.08 per share, the average closing price of Common Stock for the week ended on April 30, 2021.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information with respect to all outstanding equity-based awards held at the end of the fiscal year ended December 31, 2021 by our named executive officers:
	Number of Restricted Shares That Have Not Vested (#)	Market Value of Restricted Shares That Have Not Vested ($)
James L. Nelson	36,950(1)	$564,596(2)
Christopher J. Masterson	31,964(1)	488,410(2)

(1)
Includes restricted shares which vest in 25% increments on each of the first four anniversaries of September 15, 2020, and restricted shares which vest in 25% increments on each of the first four anniversaries of May 3, 2021.

(2)
Based on $15.28 per share, the closing price of our Common Stock on December 31, 2021, the last trading day of the fiscal year ended December 31, 2021.

Option Exercises and Stock Vested
We have not granted any stock options to our named executive officers to date, and, following the approval of the Individual Plan and Advisor Plan in April 2021 by the Company’s stockholders, no awards will be granted under the Company’s stock option plan in the future. A total of 4,736 restricted shares granted to our named executive officers vested during the fiscal year ended December 31, 2021.
Potential Payments Upon Termination or Change in Control
The award agreements pursuant to which restricted shares were issued to Messrs. Nelson and Masterson provides that, except in connection with a Change in Control (as defined in each award agreement), any unvested restricted shares will be forfeited if the employment of Mr. Nelson or Mr. Masterson with the Advisor or its affiliates terminates for any reason. Upon a Change in Control, 50% of the unvested restricted shares will immediately vest and the remaining unvested restricted shares will be forfeited. Accordingly, if a Change in Control had occurred on December 31, 2021, 50% of either Mr. Nelson’s or Mr. Masterson’s unvested restricted shares would have immediately vested, with a value of  $282,298 and $244,205, respectively, based on $15.28 per share, the closing price of our Common Stock on December 31, 2021.
As defined in the award agreements pursuant to which Messrs. Nelson and Masterson received restricted shares, “Change in Control” means: (a) any person is or becomes the “beneficial owner,” directly or indirectly, of securities of the Company representing 66% or more of the combined voting power of the Company’s then outstanding voting securities; (b) the stockholders of the Company approve a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof), other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 34% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 66% or more of either of the then outstanding shares of Class A common stock or the combined voting power of the Company’s then outstanding voting securities; or (c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve (12) months ending on the date of the last sale or disposition having a similar effect).
Compensation Committee Interlocks and Insider Participation
There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Exchange Act.
Compensation Policies and Practices Related Risk Management
The compensation committee has determined that, to the limited extent the Company has compensation policies and practice, none of those policies and practices create any risks that are reasonably likely to have a material adverse effect on the Company.
Compensation of Directors
We pay to each of our independent directors the fees described below. If a director is our employee or an employee of the Advisor or any of its affiliates, we do not pay compensation for services rendered as a director. All directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors and its committees.
We pay our independent directors a yearly retainer of $100,000 and an additional yearly retainer of $105,000 for the non-executive chair, in each case payable 50% in cash and 50% in RSUs; $2,000 for each meeting of the Board or any committee personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of  $2,250 for three or more transactions reviewed and voted upon per electronic vote. If there is a Board meeting and one or more committee meetings in one day, the director’s fees may not exceed $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee).
We pay an additional total yearly retainer of $30,000 for each member of the audit committee, the compensation committee and the nominating and corporate governance committee, in each case payable 50% in cash and 50% in RSUs.
RSUs in respect of the portion of the annual retainer payable in RSUs are awarded in connection with each annual meeting and vest ratably over a three-year period beginning on such annual meeting date in increments of 1∕3 per annum.
We also pay a fee to each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in their capacity as an independent director of the Company, in the following amounts:
•
$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

•
$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attending external seminars, conferences, panels, forums or other industry-related events. An independent director cannot be paid or reimbursed for attendance at a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.
The following table sets forth information regarding compensation of our directors paid during the year ended December 31, 2021:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total Compensation ($)
M. Therese Antone	$104,000	$65,000(3)	—	—	—	—	$169,000
Lee M. Elman	$103,250	$65,000(3)	—	—	—	—	$168,250
James L. Nelson	—	—(4)	—	—	—	—	—
P. Sue Perrotty	$156,000	$117,500(5)	—	—	—	—	$273,500
Edward G. Rendell	$102,250	$65,000(3)	—	—	—	—	$167,250
Edward M. Weil, Jr.	—	—	—	—	—	—	—
Abby M. Wenzel	$102,500	$65,000(3)	—	—	—	—	$167,500

(1)
Value of RSU awards calculated based on their grant date fair value computed in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in Note 13 to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. As of December 31, 2021, Dr. Antone, Mr. Elman, Ms. Perrotty, Governor Rendell and Ms. Wenzel held 6,715, 9,009, 16,286, 7,862 and 7,862 unvested RSUs, respectively.

(2)
No dividends were paid or credited with respect to unvested RSUs during the year ended December 31, 2021.

(3)
Represents 3,474 RSUs granted on April 15, 2021.

(4)
Does not include 26,225 restricted shares awarded to Mr. Nelson for his services as our chief executive office during the year ended December 31, 2021. As of December 31, 2021, Mr. Nelson held 36,950 unvested restricted shares.

(5)
Represents 6,280 RSUs granted on April 15, 2021.

Share-Based Compensation
2021 Equity Plan
At the 2021 annual meeting of stockholders held on April 12, 2021, our stockholders approved the Individual Plan and the Advisor Plan. Both the Individual Plan and the Advisor Plan became effective upon stockholder approval.
The terms of the Advisor Plan are substantially similar to the terms of the Individual Plan, except with respect to the eligible participants. Generally, our directors and employees (if any) and employees of the Advisor or its affiliates who are involved in providing services to us (including our executive officers) are eligible to participate in the Individual Plan. Only the Advisor and any of its affiliates that are involved in providing services to us or any of our subsidiaries are eligible to receive awards under the Advisor Plan. The total number of shares of Common Stock that can be issued or subject to awards under the Advisor Plan and the Individual Plan, in the aggregate, is 6,300,000 shares. Shares issued or subject to awards under the Individual Plan reduce the number of shares available for awards under the Advisor Plan on a one-for-one basis and vice versa. The Individual Plan and the Advisor Plan will expire on April 12, 2031.

The 2021 Equity Plan permit awards of Restricted Shares, RSUs, stock options, stock appreciation rights, stock awards, LTIP Units and other equity awards.
Stock Option Plan
The Option Plan authorized the grant of non-qualified stock options to the directors, officers, advisors, consultants and other personnel of the Company, the Advisor and the Property Manager and their affiliates, subject to the applicable limitations of the Option Plan. The exercise price for all stock options granted under the Option Plan will be equal to the closing price of a share of Common Stock on the last business day preceding the date of grant. A total of 500,000 shares were authorized and reserved for issuance under the Plan. No awards have ever been granted under the Option Plan, and, following the approval of the Individual Plan and Advisor Plan in April 2021 by the Company’s stockholders, no awards may be granted under the Option Plan in the future.
Restricted Share Plan
Pursuant to the RSP, we may issue restricted shares and RSUs under specific award agreements to our directors, officers and employees (if any), employees of the Advisor and its affiliates, employees of entities that provide services to us, directors of the Advisor or of entities that provide services to us, certain consultants to us and our Advisor and its affiliates or to entities that provide services to us.
Under the RSP, prior to stockholder approval of the Individual Plan and the Advisor Plan, the total number of shares available for awards was equal to 10.0% of our outstanding shares of Common Stock on a fully diluted basis at any time. Because the Individual Plan and the Advisor Plan were approved by the Company’s stockholders, only 2,772,905 shares of Common Stock remain available for the grant of new awards under RSP through the expiration of the RSP on April 20, 2022, and shares of Common Stock underlying awards that expire, terminate, are cancelled or are forfeited under the RSP and will not again be available for issuance under the RSP. Awards previously granted under the RSP will remain outstanding (and eligible to vest and settle) in accordance with their terms under the RSP.
Restricted share awards entitle the recipient to receive shares of Common Stock from us under terms that provide for vesting over a specified period of time. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions to holders of restricted shares payable in shares of Common Stock are subject to the same restrictions as the underlying restricted shares.
RSUs represent a contingent right to receive shares of Common Stock at a future settlement date, subject to the recipient satisfying applicable vesting conditions and other restrictions, as set forth in the RSP and an award agreement evidencing the grant of RSUs. RSUs may not, in general, be sold or otherwise transferred until restrictions are removed and the rights to the shares of Common Stock have vested. Holders of RSUs do not have or receive any voting rights with respect to the RSUs or any shares underlying any award of RSUs, but such holders are generally credited with dividend or other distribution equivalents which are subject to the same vesting conditions and other restrictions as the underlying RSUs and only paid at the time such RSUs are settled in shares of Common Stock. RSU award agreements generally provide for accelerated vesting of all unvested RSUs in connection with a termination without cause from the Board of Directors or a change of control and accelerated vesting of the portion of the unvested RSUs scheduled to vest in the year of the recipient’s voluntary resignation from or failure to be re-elected to the Board of Directors. As of the record date, there are 50,202 unvested RSUs outstanding.

Securities Authorized for Issuance Under Equity Compensation Plans
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	2,500,000(1)	—	1,644,328
Equity Compensation Plans not approved by security holders	—	—	2,772,905
Total	2,500,000(1)	—	4,417,233

(1)
Represents shares of Common Stock underlying LTIP Units awarded pursuant to the 2021 OPP. These LTIP Units may be earned by the Advisor based on our achievement of threshold, target or maximum performance goals based on our absolute and relative total stockholder return over a performance period commencing on June 3, 2021 and ending on the earliest of (i) June 3, 2024, (ii) the effective date of any Change of Control (as defined in the Advisor Plan) and (iii) the effective date of any termination of the Advisor’s service as our advisor. LTIP Units earned as of the last day of the performance period will also become vested as of that date. Effective as of that same date, any LTIP Units that are not earned will automatically and without notice be forfeited without the payment of any consideration by us. For additional information on the 2021 OPP, please see “Certain Relationships and Related Transactions — Multi-Year Outperformance Agreements.”

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the record date, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s named executive officers and directors; and

•
all of the Company’s officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
BlackRock, Inc.(2)	18,135,298	17.5%
The Vanguard Group(3)	16,671,795	16.0%
State Street Corporation(4)	5,801,202	5.6%
James L. Nelson(5)	54,525	*
Christopher J. Masterson(6)	31,964	*
Edward M. Weil, Jr.(7)	22,018	*
M. Therese Antone(8)	1,620	*
Lee M. Elman(9)	13,461	*
P. Sue Perrotty(10)	40,590	*
Edward G. Rendell(11)	32,066	*
Abby M. Wenzel(12)	32,004	*
All directors and executive officers as a group (eight persons)(13)	228,248	*

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each individual or entity listed in the table is 650 Fifth Avenue, 30th Floor, New York, New York 10019. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
The business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. Blackrock, Inc. has sole voting power over 17,429,820 shares, no shared voting power over shares, sole dispositive power over 18,135,298 shares and no shared dispositive power over shares. The information contained herein with respect to BlackRock, Inc. is based solely on the Amendment No. 2 to the Schedule 13G filed by BlackRock, Inc. with the SEC on January 26, 2022.

(3)
The business address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group, Inc. has sole voting power over no shares, shared voting power over 186,623 shares, sole dispositive power over 16,393,482 shares and shared dispositive power over 278,313 shares. The information contained herein with respect to The Vanguard Group, Inc. is based solely on Amendment No. 7 to the Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 10, 2022.

(4)
The business address for State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. State Street Corporation has shared voting power over 4,931,510 shares, shared dispositive power over 5,801,202 shares and no sole voting or dispositive power. The information contained herein with respect to State Street Corporation is based solely on Amendment No. 1 to the Schedule 13G filed by State Street Corporation with the SEC on February 11, 2022.

(5)
Includes 36,950 unvested restricted shares.

(6)
Includes 31,964 unvested restricted shares.

(7)
Mr. Weil, one of our directors, is also the chief executive officer of AR Global. While Mr. Weil owns a non-controlling in interest in the parent of AR Global and AR Capital, LLC (“AR Capital”), Mr. Weil does not have direct or indirect voting or investment power over any shares that AR Global or AR Capital may own or control, directly or indirectly, and Mr. Weil disclaims beneficial ownership of such shares. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the 19,419 and 16,481 shares of our Common Stock directly or indirectly beneficially owned by AR Global and AR Capital, respectively.

(8)
Excludes 6,715 shares of Common Stock issuable to Dr. Antone upon vesting of unvested RSUs.

(9)
Excludes 9,009 shares of Common Stock issuable to Mr. Elman upon vesting of unvested RSUs.

(10)
Excludes 16,286 shares of Common Stock issuable to Ms. Perrotty upon vesting of unvested RSUs.

(11)
Excludes 7,862 shares of Common Stock issuable to Governor Rendell upon vesting of unvested RSUs.

(12)
Excludes 7,862 shares of Common Stock issuable to Ms. Wenzel upon vesting of unvested RSUs.

(13)
Excludes a total of 47,734 shares of Common Stock issuable to the independent directors upon vesting of unvested RSUs.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
James L. Nelson, our chief executive officer and president, also is the chief executive officer and president of the Advisor and the Property Manager. Christopher J. Masterson, our chief financial officer, treasurer and secretary, is also the chief financial officer, treasurer and secretary of the Advisor and the Property Manager.
AR Global indirectly owns 95% of the membership interests in the Advisor and all of the membership interests in the Property Manager. James L. Nelson, our chief executive officer and president, holds a non-controlling profits interest in the Advisor and Property Manager. Mr. Weil, one of our directors, is also the chief executive officer of AR Global and owns a non-controlling interest in the parent of AR Global.
Advisory Agreement
We are externally managed by the Advisor. Under our advisory agreement with our Advisor, our Advisor and its affiliates manage our affairs on a day to day basis, including management and leasing of our properties in North America and Europe. The Advisor is permitted to engage one or more third parties to assist with these responsibilities, all subject to the terms of our advisory agreement.
Our advisory agreement requires us to pay a base management fee in a minimum fee amount of $18.0 million per annum (the “Minimum Base Management Fee”), payable in cash on a pro rata monthly basis at the beginning of each month, plus a variable fee amount equal to 1.25% per annum of the sum, since the effective date of our advisory agreement in June 2015, of: (i) the cumulative net proceeds of all common equity issued by the Company; (ii) any equity of the Company issued in exchange for or conversion of preferred stock or exchangeable notes based on the stock price at the date of issuance; and (ii) any other issuances of common, preferred, or other forms of equity of the Company, including units in an operating partnership (excluding equity based compensation but including issuances related to an acquisition, investment, joint-venture or partnership) (the “Variable Base Management Fee” and, together with the Minimum Base Management Fee, the “Base Management Fee”).
We also pay the Advisor an incentive fee (“Incentive Compensation”) under our advisory agreement. The Advisory Agreement was amended on May 6, 2021 as described below (the “2021 Amendment”), but prior thereto, the Incentive Compensation was generally calculated on an annual basis for the 12-month period from July 1 to June 30 of each year. Pursuant to the 2021 Amendment, the 12-month period is now measured from January 1 to December 31 of each year, commencing with the 12-month period ending December 31, 2021. After the end of each performance period, the Incentive Compensation is subject to a final adjustment in accordance with the terms of the Advisory Agreement based on the difference, if any, between the amount of Incentive Compensation paid to the Advisor during the year and the amount actually earned by the Advisor at the end of the year. In connection with any adjustments, shares of Common Stock that were issued as a portion of any quarterly installment payment are retained and, for purposes of any repayment required to be made by the Advisor, have the value they had at the time of issuance and are adjusted in respect of any dividend or other distribution received with respect to those shares to allow recoupment of the same.
Under our advisory agreement, prior to the 2021 Amendment, the Incentive Fee Lower Hurdle (as defined in the Advisory Agreement) was equal to (a) $1.6875 per share in the aggregate and $0.5625 per share per quarter for the period beginning July 1, 2019 and ended March 31, 2020, (b) $1.35 per share in the aggregate and $0.45 per share per quarter for the period beginning April 1, 2020 and ended December 31, 2020, (c) $1.125 per share in the aggregate and $0.5625 per share per quarter for the period beginning January 1, 2021 and ended June 30, 2021, and (d) $2.25 per share in the aggregate and $0.5625 per share per quarter for the annual period beginning July 1, 2021. Following the 2021 Amendment, the Incentive Fee Lower Hurdle is equal to (i) $1.95 per share in the aggregate and $0.4875 per share per quarter for the annual period beginning January 1, 2021, and (ii) $2.25 per share in the aggregate and $0.5625 per share per quarter for the annual period beginning January 1, 2022 and each annual period thereafter, subject to potential annual increases by the Company’s independent directors as described below. In addition, prior to the 2021 Amendment, the Incentive Fee Upper Hurdle (as defined in the Advisory Agreement) was equal to (a) $2.19 per share in the aggregate and $0.73 per share per quarter for the period beginning July 1, 2019 and ending March 31, 2020, (b) $1.75 per share in the aggregate and $0.583 per share per quarter for the period beginning April 1, 2020 and ending December 31, 2020, (c) $1.46 per share in the aggregate and $0.73 per share per quarter for the period beginning January 1, 2021 and ending June 30, 2021, and (d) $2.92 per share in the aggregate and $0.73 per share per quarter for the annual period beginning July 1, 2021. Following the 2021 Amendment, the Incentive Fee Upper Hurdle is equal to (i) $2.62 per share in the aggregate and $0.655 per share per quarter for the annual period beginning January 1, 2021, and (ii) $2.92 per share in the aggregate and $0.73 per share per quarter for the annual period beginning January 1, 2022 and each annual period thereafter, subject to potential annual increases by the Company’s independent directors as described below.
The 2021 Amendment to our advisory agreement also extended from July 1, 2021 to January 1, 2023 the first date that the annual thresholds are subject to annual increases by a majority of the Company’s independent directors (in their good faith reasonable judgment, after consultation with the Advisor). The percentage at which independent directors may so increase the thresholds remains a percentage equal to between 0% and 3%. In addition, the 2021 Amendment extended from August 2023 to May 2026, the first date on which the Advisor has a right to request that the Company’s independent directors reduce the then current Incentive Fee Lower Hurdle and Incentive Fee Upper Hurdle and make a determination whether any reduction in the annual thresholds is warranted. The Advisor will again have this right in May 2031 and then every five years thereafter.
The Incentive Compensation is payable 50% in cash and 50% in shares of Common Stock (subject to certain lock up restrictions) except for the period beginning April 1, 2020 and ended December 31, 2020, when it was payable in cash only. The Incentive Compensation is calculated on an annual basis for the 12-month period from July 1 to June 30 of each year, in quarterly installments, subject to a final adjustment after the performance period ends, such that the difference, if any, between the amount of the Incentive Compensation actually paid to the Advisor in the preceding year under the quarterly installments and the actual amount payable for the year is either repaid by or paid to the Advisor as applicable. Shares of Common Stock that are issued as a portion of any quarterly installment payment are retained and, for purposes of any repayment required to be made by the Advisor, have the value they had at the time of issuance and are adjusted in respect of any dividend or other distribution received with respect to those shares to allow recoupment of the same.
During the years ended December 31, 2019, December 31, 2020 and December 31, 2021, pursuant to our advisory agreement, we paid Minimum Base Management Fees equal to $18.0 million and Variable Base Management Fees equal to approximately $9.5 million, $11.6 million and $13.6 million, respectively. The Advisor did not earn any Incentive Compensation during the years ended December 31, 2021 and 2020 respectively.
The amounts payable to the Advisor each year with respect to both the Base Management Fee, taken alone, and taken together with the Incentive Compensation are capped at certain thresholds based on the cost of the Company’s assets, subject to adjustments. These caps were not applicable during the year ended December 31, 2020.
We reimburse the Advisor or its affiliates for expenses paid or incurred by the Advisor and its affiliates in providing services to the Company under our advisory agreement, except for those expenses that are specifically the responsibility of the Advisor under our advisory agreement, such as salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of personnel of the Advisor and its affiliates (including our executive officers) who provide services to the Company under our advisory agreement, the Advisor’s rent and general overhead expenses, the Advisor’s travel expenses (subject to certain exceptions), professional services fees incurred with respect to the Advisor for the operation of its business, insurance expenses (other than with respect to our directors and officers) and information technology expenses. In addition, these reimbursements are subject to the limitation that we will not reimburse the Advisor for any amount by which our operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of (a) 2.0% of average invested assets and (b) 25.0% of net income. This limitation has not been exceeded to date. During the year ended December 31, 2021, we incurred general and administrative costs and other expense reimbursements of approximately $1.3 million. In January 2021, we paid $0.5 million in cash to RTL, a REIT advised by an affiliate of the Advisor, due to the overpayment by RTL of invoices in 2020 and prior years for a shared service.

No later than January 31 of each year, our independent directors are required to determine, in good faith, whether the Advisor has satisfactorily achieved annual performance standards for the immediately preceding year based primarily on actions or inactions of the Advisor, and determine the annual performance standards for the next year.
Our advisory agreement has an initial term expiring June 1, 2035, with automatic renewals for consecutive five-year terms unless our advisory agreement is terminated in accordance with its terms (1) with notice of an election not to renew at least 365 days prior to the expiration of the then-current term, (2) in connection with a change of control of us or the Advisor, (3) by the independent directors in connection with the or the Advisor’s failure (based on a good faith determination by our independent directors) to meet annual performance standards for the year based primarily on actions or inactions of the Advisor, subject to notice and cure provisions, (4) with 60 days’ notice by us with cause, subject in some circumstances to notice and cure provisions, or (5) with 60 days prior written notice by the Advisor for any material default of our advisory agreement by us, subject to notice and cure provisions. In the event of a termination in connection with a change of control of us or the Advisor’s failure to meet annual performance standards, we would be required to pay a termination fee that could be up to 2.5 times the compensation paid to the Advisor in the previous year, plus expenses.
The Company has also agreed under our advisory agreement to reimburse, indemnify and hold harmless each of the Advisor and its affiliates, and the directors, officers, employees, partners, members, stockholders, other equity holders, agents and representatives of the Advisor and its affiliates (each, a “Advisor Indemnified Party”), of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including reasonable attorneys’ fees) in respect of or arising from any acts or omissions of the Advisor Indemnified Party performed in good faith under our advisory agreement and not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of duties on the part of the Advisor Indemnified Party. In addition, the Company has agreed to advance funds to an Advisor Indemnified Party for reasonable legal fees and other reasonable costs and expenses incurred as a result of any claim, suit, action or proceeding for which indemnification is being sought, subject to repayment if the Advisor Indemnified Party is later found pursuant to a final and non-appealable order or judgment to not be entitled to indemnification.
In connection with any sale or similar transaction involving any investment, subject to the terms of our advisory agreement, we will pay the Advisor a fee in connection with net gain recognized by us in connection with the sale or transaction (the “Gain Fee”) unless the proceeds of such transaction or series of transactions are reinvested in one or more investments within 180 days thereafter. The Gain Fee is equal to 15% of the amount by which the gains from the sale of investments in the applicable month exceed the losses from the sale of investments in that month unless the proceeds from such transaction or series of transactions are reinvested in one or more investments within 180 days thereafter. The Gain Fee is calculated at the end of each month and paid, to the extent due, with the next installment of the Base Management Fee. The Gain Fee is calculated by aggregating all of the gains and losses from the preceding month. There was no Gain Fee earned during the year ended December 31, 2021.
As described in “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Compensation Discussion and Analysis,” during 2021, we awarded a total of 213,125 restricted shares to employees of the Advisor or its affiliates who are involved in providing services to us pursuant to a delegation of authority by the compensation committee to Mr. Weil. No awards may be made pursuant to this delegation of authority to anyone who is also a partner, member or equity owner of the parent of the Advisor, such as Mr. Weil. See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Compensation Discussion and Analysis — Equity Compensation” for details on these awards including awards made to Messrs. Nelson and Masterson.
Multi-Year Outperformance Agreements
2021 OPP
On May 3, 2021, the Company’s independent directors, acting as a group, authorized an award of LTIP Units under the 2021 OPP after the performance period under the 2018 OPP expired on June 2, 2021,

and, on June 3, 2021, the Company, the OP and the Advisor entered into the 2021 OPP (see below for additional information on the 2018 OPP, including information on the LTIP Units granted and earned thereunder).
Based on a maximum award value of $50.0 million and initial share price for the 2021 OPP equal to $20.00, the closing price of Common Stock on June 2, 2021, the Advisor was granted a total of 2,500,000 LTIP Units pursuant to the 2021 OPP. These LTIP Units may be earned and become vested based on the Company’s total shareholder return (“TSR”), including both share price appreciation and reinvestment of Common Stock dividends, compared to the initial share price over a performance period commencing on June 3, 2021 and ending on the earliest of (i) June 3, 2024, (ii) the effective date of any Change of Control (as defined in the Advisor Plan) and (iii) the effective date of any termination of the Advisor’s service as the Company’s advisor.
Under current accounting rules, the total fair value of the LTIP Units granted under the 2021 OPP of $27.7 million was fixed as of June 3, 2021 and will not be remeasured in subsequent periods unless the 2021 OPP is amended. The fair value of the LTIP Units that were granted is being recorded evenly over the requisite service period which is approximately 3.1 years from May 3, 2021, the date that the Company’s independent directors approved the award of LTIP Units under the 2021 OPP.
2018 OPP
On July 16, 2018, the Company’s compensation committee approved the 2018 OPP, which was subsequently entered into by the Company and the OP with the Advisor on July 19, 2018.
Based on a maximum award value of $50.0 million and the initial share price of the 2018 OPP equal for $19.57, the closing price of Common Stock on June 1, 2018, the trading day prior to the effective date of the 2018 OPP, the Advisor was granted a total of 2,554,930 LTIP Units pursuant to the 2018 OPP. These LTIP Units could be earned and become vested based on the Company’s TSR compared to the initial share price, over a performance period that commenced on June 2, 2018 and ended on June 2, 2021.
Under accounting rules adopted by the Company on January 1, 2019, the total fair value of the LTIP Units granted under the 2018 OPP of $18.8 million was fixed as of that date and was not required to be remeasured in subsequent periods unless the 2018 OPP was amended. The fair value of the LTIP Units that were granted was being recorded evenly over the requisite service period which was approximately 2.8 years from the grant date in 2018. In February 2019, the Company entered into an amendment to the 2018 OPP with the Advisor to reflect a change in the peer group resulting from the merger of two members of the peer group. Under the accounting rules, the Company was required to calculate any excess of the new value of LTIP Units awarded pursuant to the 2018 OPP at the time of the amendment ($29.9 million) over the fair value immediately prior to the amendment ($23.3 million). This excess of approximately $6.6 million was expensed over the period from February 21, 2019, the date the Company’s compensation committee approved the amendment, through June 2, 2021, the end of the service period.
On June 14, 2021, the Company’s compensation committee determined that 2,135,496 LTIP Units had been earned by the Advisor and became vested pursuant to the 2018 OPP as of June 2, 2021, the last day of the performance period thereunder. The remaining 419,434 LTIP Units were automatically forfeited without the payment of any consideration by the Company or the OP. The earned LTIP Units were ultimately converted into a like number of OP Units and then subsequently redeemed for Common Stock in June 2021.
Compensation Expense — 2021 OPP and 2018 OPP
During the years ended December 31, 2021 and 2020 and 2019, respectively, the Company recorded total compensation expense related to the 2018 OPP and 2021 OPP of $9.5 million, $9.3 million and $9.1 million.
LTIP Units/Distributions/Redemption
The rights of the Advisor as the holder of the LTIP Units are governed by the terms of the LTIP Units set forth in the agreement of limited partnership of the OP. Holders of LTIP Units are entitled to distributions on the LTIP Units equal to 10% of the distributions made per OP Unit (other than distributions of sale proceeds) until the LTIP Units are earned. Distributions paid on an OP Unit are equal to dividends paid on a share of Common Stock. Distributions paid on LTIP Units are not subject to forfeiture, even if the LTIP Units are ultimately forfeited. The Advisor is entitled to a priority catch-up distribution on each earned LTIP Unit equal to 90% of the aggregate distributions paid on OP Units during the applicable performance period. Any LTIP Units that are earned become entitled to receive the same distributions paid on the OP Units. If and when the Advisor’s capital account with respect to an earned LTIP Unit is equal to the capital account balance of an OP Unit, the Advisor, as the holder of the earned LTIP Unit, in its sole discretion, is entitled to convert the LTIP Unit into an OP Unit, which may in turn be redeemed on a one-for-one basis for, at the Company’s election, a share of Common Stock or the cash equivalent thereof.
In June 2021, the Company paid a $10.6 million priority catch-up distribution to the Advisor in respect of the 2,135,496 LTIP Units that were earned under the 2018 OPP. In total, the Company paid approximately $11.2 million, $0.4 million and $0.5 million in distributions related to LTIP Units during the years ended December 31, 2021, 2020 and 2019, respectively, which is included in accumulated deficit in the consolidated statements of changes in equity.
Performance Measures
With respect to one-half of the LTIP Units granted under the 2021 OPP, the number of LTIP Units that become earned (if any) will be determined as of the last day of the performance period based on the Company’s achievement of absolute TSR levels as shown in the table below.
Performance Level (% of Absolute TSR LTIP Units Earned)		Absolute TSR	Number of LTIP Units Earned — 2021 OPP
Below Threshold	0%	Less than 24%	0
Threshold	25%	24%	312,500
Target	50%	30%	625,000
Maximum	100%	36% or higher	1,250,000
If the Company’s absolute TSR is more than 24% but less than 30%, or more than 30% but less than 36%, the number of LTIP Units that become earned is determined using linear interpolation as between those tiers, respectively.
With respect to the remaining one-half of the LTIP Units granted under the 2021 OPP, the number of LTIP Units that become earned (if any) will be determined as of the last day of the performance period based on the difference (expressed in terms of basis points, whether positive or negative, as shown in the table below) between the Company’s absolute TSR on the last day of the performance period relative to the average TSR of a peer group consisting of Lexington Realty Trust, Office Properties Income Trust and W.P. Carey, Inc. as of the last day of the performance period.
Performance Level (% of Relative TSR LTIP Units Earned)		Relative TSR Excess	Number of LTIP Units Earned — 2021 OPP
Below Threshold	0%	Less than -600 basis points	0
Threshold	25%	-600 basis points	312,500
Target	50%	0 basis points	625,000
Maximum	100%	600 basis points	1,250,000
If the relative TSR excess is more than -600 basis points but less than zero basis points, or more than zero basis points but less than +600 bps, the number of LTIP Units that become earned is determined using linear interpolation as between those tiers, respectively.
Other Terms
Under the 2021 OPP, in the case of a Change of Control or a termination of the Advisor for any reason, the number of LTIP Units that become earned at the end of the performance period is calculated based on actual performance through the last trading day prior to the effective date of the Change of Control or termination (as applicable), with the hurdles for calculating absolute TSR prorated to reflect a performance period of less than three years but without prorating the number of LTIP Units that may become earned to reflect the shortened performance period.
Pursuant to the terms of the Advisor Plan, the LTIP Units awarded under the 2021 OPP will be administered by the Company’s board or a committee thereof, defined as the “Committee” in the Advisor Plan. Promptly following the performance period, the Committee will determine the number of LTIP Units earned (if any), as calculated by an independent consultant engaged by the Committee and as approved by the Committee in its reasonable and good faith discretion. The Committee also must approve the transfer of any LTIP Units or any OP Units into which LTIP Units may be converted in accordance with the terms of the agreement of limited partnership of the OP. Any LTIP Units that are not earned will automatically be forfeited effective as of the end of the performance period and neither the Company nor the OP will be required to pay any future consideration in respect thereof.
Property Manager
Pursuant to our property management agreements with the Property Manager, the Property Manager provides property management and leasing services for properties owned by the Company, for which the Company pays fees to the Property Manager equal to: (i) with respect to stand-alone, single-tenant net leased properties which are not part of a shopping center, 2.0% of gross revenues from the properties managed and (ii) with respect to all other types of properties, 4.0% of gross revenues from the properties managed, in each case plus market-based leasing commissions applicable to the geographic location of the applicable property.
For services related to overseeing property management and leasing services provided by any person or entity that is not an affiliate of the Property Manager, the Company pays the Property Manager an oversight fee equal to 1.0% of gross revenues of the property managed. This oversight fee is no longer applicable to 39 of the Company’s properties which became subject to separate property management agreements with the Property Manager in connection with a multi-property mortgage loan in October 2017, a multi-property mortgage loan in April 2019, and a multi-property mortgage loan in September 2019 (the “Loan Property PMLAs”) on otherwise nearly identical terms to the primary property and management leasing agreement (the “Primary PMLA”), which remains applicable to all other properties.
The Primary PMLA and the Loan Property PMLAs have one-year terms that are automatically extended for an unlimited number of successive one-year terms unless terminated by either party upon notice. Either the Company or the Property Manager may terminate the Primary PMLA at any time upon at least 12 months’ prior written notice. Either the Company or the Property Manager may terminate the Loan Property PMLAs upon 60 days’ written notice prior to the end of the applicable term.
During the year ended December 31, 2021, the Company paid the Property Manager $7.3 million of property management fees. During the year ended December 31, 2021, we incurred leasing commissions to the Property Manager of $1.9 million, of which $0.2 million was recorded as part of the property management fees for the year ended December 31, 2021. The remainder of the balance will be recorded over the terms of the related leases.
If cash flow generated by any of the Company’s properties is not sufficient to fund the costs and expenses incurred by the Property Manager in fulfilling its duties under the property management and leasing agreements, the Company is required fund additional amounts. Costs and expenses that are the responsibility of the Company under the property management and leasing agreements include, without limitation, reasonable wages and salaries and other employee-related expenses of all on-site and off-site employees of the Property Manager who are engaged in the operation, management, maintenance and leasing of the properties and other out-of-pocket expenses which are directly related to the operation, management, maintenance and leasing of specific properties, but may not include the Property Manager’s general overhead and administrative expenses. During the year ended December 31, 2021, the cash flow generated by the Company’s properties was sufficient to fund these costs and expenses so no additional amounts were paid to the Property Manager under the property management and leasing agreements other than the property management fees described above.

Investment Allocation Agreement
We are party to an investment opportunity allocation agreement with RTL, which is a Nasdaq-listed REIT advised by affiliates of AR Global. Pursuant to the allocation agreement, each opportunity to acquire one or more domestic office or industrial properties will be presented first to us, and each opportunity to acquire one or more domestic retail or distribution properties with a lease duration of ten years or more will be presented first to RTL, and will be presented to us only after RTL has determined not to acquire the property.
Indemnification Obligations
We have entered into an indemnification agreement with each of our directors and officers, certain former directors and officers, the Advisor and certain of its affiliates, providing for indemnification and advancement of expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter and Maryland law. During the period from January 1, 2021 through the date of this Proxy Statement, we have not reimbursed the Advisor for any litigation expenses incurred by the Advisor in connection with litigation.
Certain Conflict Resolution Procedures
Every transaction that we enter into with the Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any of these entities in the event of a default by or disagreement with or in invoking powers, rights or options pursuant to any agreement between us and the Advisor or any of its affiliates.
Our conflicts committee reviews and evaluates all related party transactions, including all transactions in which we, on the one hand, and the Advisor, AR Global or any of their affiliates, on the other hand, are involved. All related party transactions during the year ended December 31, 2021 and during the period from January 1, 2022 through the date of this Proxy Statement were approved in accordance with the applicable Company policies consistent with the conflicts committee charter which required a determination that each related party transaction was fair to us and in our best interests. Either our conflicts committee, our compensation committee or our independent directors acting as a group has made this determination. See “Board of Directors, Executive Officers and Corporate Governance — Conflicts Committee.”

AUDIT COMMITTEE REPORT
The audit committee of the Board of Directors has furnished the following report on its activities during the year ended December 31, 2021. The report is not deemed to be “ soliciting material “ or “ filed “with the SEC or subject to the SEC ‘ s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Global Net Lease, Inc.:
We have reviewed and discussed with management Global Net Lease, Inc.’s audited financial statements as of and for the year ended December 31, 2021.
We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in Global Net Lease, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.
Audit Committee
M. Therese Antone (Chair)
P. Sue Perrotty
Lee M. Elman
Abby M. Wenzel

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors has furnished the following report. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Global Net Lease, Inc.:
We have reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Exchange Act with management.
Based on the review and discussions described above, we recommended to the Board of Director that the “Compensation Discussion and Analysis” be included in this proxy statement.
Compensation Committee
Edward G. Rendell (chair)
Lee M. Elman
Abby M. Wenzel

PROPOSAL NO. 1 —
ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of seven members, five of whom are independent directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, or more than 15. In accordance with our charter, the Board of Directors is divided into three classes of directors. At the Annual Meeting, two Class II directors will be elected to serve until our 2025 Annual Meeting and until their successors are duly elected and qualify. Each director serves for a term of three years, until the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated Lee M. Elman and P. Sue Perrotty as nominees for election as Class II directors at the Annual Meeting, to serve until our 2025 Annual Meeting and until their successors are duly elected and qualify. Lee M. Elman and P. Sue Perrotty currently serve as Class II directors of the Company.
The proxy holder named on the proxy card intends to vote “FOR” the election of Lee M. Elman and P. Sue Perrotty as Class II directors. The election of each of Lee M. Elman and P. Sue Perrotty requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Broker non-votes, if any, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Lee M. Elman or P. Sue Perrotty will be unable to serve if elected. If, at the time of the Annual Meeting, Lee M. Elman or P. Sue Perrotty should become unable to serve, shares represented by proxies will be voted for any substitute nominee designated by the Board of Directors. No proxy will be voted “FOR” a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”THE ELECTION OF LEE M. ELMAN AND P. SUE PERROTTY AS CLASS II DIRECTORS, TO SERVE UNTIL THE COMPANY’S 2025 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2 —
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2022. PwC has audited our consolidated financial statements every year since the year ended December 31, 2014. PwC reports directly to our audit committee.
Although ratification by stockholders is not required by law or by our charter or bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time if the audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PwC, the audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
A representative of PwC will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Fees
The aggregate fees billed (or expected to be billed) to us for professional services rendered by PwC, all of which have been approved by the audit committee, for and during the years ended December 31, 2021 and December 31, 2020, are as follows:
Audit Fees
Professional services relating to audits of our annual consolidated financial statements and internal controls over financial reporting, reviews of our quarterly SEC filings, issuance of a comfort letter and consents, income tax provision procedures, purchase price accounting procedures and review of proxy and other registration statements, and other audit services related to a statutory audit requirement. Aggregate fees for the years ended December 31, 2021 and December 31, 2020 were approximately $2.4 million and $2.2 million, respectively.
Audit Related Fees
Audit and other assurance related services relating to individual real estate properties that are required under local tax law. There were no audit related fees for the years ended December 31, 2021 and December 31, 2020.
Tax Fees
There were no tax fees billed for the years ended December 31, 2021 and December 31, 2020.
All Other Fees
There were no other fees billed for the years ended December 31, 2021 and December 31, 2020.
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PwC were pre-approved by the audit committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PWC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

CODE OF ETHICS
The Board of Directors adopted a Code of Business Conduct and Ethics effective on February 17, 2016 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Code of Business Conduct and Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. A waiver of the Code of Ethics for our chief executive officer, chief financial officer, chief accounting officer or controller may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on our website or in a report on Form 8-K. A waiver of the Code of Ethics for all other employees may be made only by our chief executive officer, chief operating officer or general counsel and shall be discussed with the Board of Directors or a committee of the Board of Directors as appropriate.
OTHER MATTERS PRESENTED FOR ACTION AT THE ANNUAL MEETING
Our Board of Directors does not intend to present for consideration at the Annual Meeting or any postponement or adjournment thereof any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to their discretion.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. For stockholder proposals within the scope of Rule 14a-8 and submitted in accordance with the procedures specified thereunder, in order for the proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2023 Annual Meeting, the proposal must comply with Rule 14a-8 and be received at our principal executive offices by October 28, 2022. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
For any proposal that is not submitted for inclusion in our proxy material for the 2023 Annual Meeting but is instead sought to be presented directly at that meeting, the proposal must be submitted in accordance with the procedures set forth in our bylaws. Under our bylaws, for a director nomination or other stockholder proposal to be properly submitted for presentation at the 2023 Annual Meeting, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on September 28, 2022 and ending at 5:00 p.m. Eastern Time, on October 28, 2022. Additionally, a stockholder proposal must contain certain information specified in our bylaws.
All nominations must also comply with our bylaws. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
/s/ Christopher J. Masterson

Christopher J. Masterson
Chief Financial Officer, Treasurer and Secretary

GLOBAL NET LEASE, INC. 650 FIFTH AVE., 30TH FLOOR NEW YORK, NY 10019SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com/GNL or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GNL2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D69444-P68778KEEP THIS PORTION FOR YOUR RECORDSGLOBAL NET LEASE, INC.The Board of Directors recommends you vote FOR the following proposals:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY1.Election of DirectorsNominees for Class II Directors:ForWithhold1a. Lee M. Elman1b. P. Sue PerrottyFor Against Abstain2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the year ending December 31, 2022.NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/GNL.D69445-P68778GLOBAL NET LEASE, INC.Annual Meeting of Stockholders April 19, 2022 2:00 p.m.This proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) of Global Net Lease, Inc., a Maryland corporation (the "Company"), hereby appoint(s) James L. Nelson and Christopher J. Masterson, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/GNL2022 on April 19, 2022, commencing at 2:00 p.m., Eastern Time, and any and all postponements or adjournments thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all postponements or adjournments thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" Proposals 1 and 2, as more particularly described in the proxy statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies, that may properly come before the Annual Meeting or any postponement or adjournment thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.Continued and to be signed on reverse side